UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2013

LEGG MASON

BATTERYMARCH

MANAGED VOLATILITY GLOBAL DIVIDEND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch Managed Volatility Global Dividend Fund for the period since the Fund’s inception on February 28, 2013 through September 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 25, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	III

Investment commentary

Economic review

The U.S. economy expanded over the period from the Fund’s inception on February 28, 2013 through September 30, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. Due to the U.S. government’s sixteen-day partial shutdown, which began on October 1, 2013, after the reporting period ended, the U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth will not be released until November 7, 2013.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.7%. The unemployment rate fluctuated between 7.6% and 7.5% over the next four months. Unemployment then fell to 7.4 in July, 7.3% in August and 7.2% in September 2013, the latter being the lowest reading since November 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior five months, the PMI fell to 49.0 in May 2013 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

Growth outside the U.S. was mixed during the reporting period. In its October 2013 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “The world economy has entered yet another transition. Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipates 2013 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than

IV	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

in their developed country counterparts, the IMF projects that the difference is narrowing. The IMF now projects that emerging market growth will moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China’s economy is expected to grow 7.6% in 2013 versus 7.7% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Given the economic challenges in the Eurozone, in September 2012, prior to the beginning of the reporting period, the European Central Bank (“ECB”)v introduced its Outright Monetary Transactions (“OMT”) program. With the OMT program, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates from 0.75% to 0.50%, a new record low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	V

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

VI	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation and income. Our investment selection process seeks to identify securities that we believe will have less volatility than the overall equity markets. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions, or in other investments with similar economic characteristics. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. The Fund can invest without limitation in foreign securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

We typically emphasize investments in stocks expected to pay dividends and favor stocks with lower volatility characteristics as identified by our proprietary security risk assessment process. Dividend paying stocks are identified by using a combination of historical dividend payments and future dividend estimates from third party analyst databases, as available. We use a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. We pursue the Fund’s investment objective by implementing an investment strategy that utilizes proprietary quantitative investment models to assist with stock selection, portfolio construction and risk control.

We seek to manage volatility by analyzing outputs from our multifactor risk model and measurements of each stock’s risk relative to the overall risk of the equity markets (beta) as well as by looking for companies that offer a combination of attractive yields, high dividend growth, a record of increasing dividends and the cash flow to support dividend payments. Both of these types of risk measures (statistical and fundamental) are used to assist us in constructing a portfolio of securities for the Fund.

We evaluate the effectiveness of our investment model through time, and the factors used in the model may change. We may take additional, non-quantitative factors into account when selecting portfolio securities, including our macroeconomic outlook.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equities had a strong start to the reporting period, as measured by the MSCI All Country World Indexi, with gains through the first calendar quarter in all regions and most sectors, led by the U.S. on improving indicators and Japan on the new government’s economic stimulus measures.

Solid year-to-date gains continued into May, but investors turned away from risk in June and the markets faltered after U.S. Federal Reserve Board (“Fed”)ii Chairman Bernanke indicated that the Fed may wind down its asset purchase program as the U.S economy improves. Global economic news was disappointing overall, as China’s growth had slowed more than expected.

After regaining their footing in July, markets experienced considerable volatility and

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	1

Fund overview (cont’d)

declines in most regions in August, as investors reacted to the possibility of changes in U.S. monetary policy, increased sales taxes in Japan, and weakness in China’s banking system. However, investor worry about slow growth reversed in early September on news of a strong manufacturing gain for China in August, modestly improving outlooks for the U.S. and the larger markets in Europe, and the promise by central banks across regions that accommodative policies would continue. In addition, after a steep climb in oil prices over the first two months of the third quarter, prices fell in September.

Japan was the best performing region for the reporting period, particularly in the aftermath of its stimulus program and despite a pull back in the third calendar quarter. Telecommunications and Utilities1 led the way. Continental Europe also outperformed as their financial markets showed signs of improvement due in large part to European Central Bank (“ECB”)iii policy. In August economic estimates were released showing that the Eurozone recession was over, and that the region grew during second quarter 2013 for the first time since third quarter 2011. Performance was led by Telecommunications and Consumer Discretionary stocks. The U.S. and the UK also had strong double-digit returns across most sectors, although the U.S. underperformed Japan and Europe in the third quarter over concerns that the Fed might taper its quantitative easing program and that the U.S. would invade Syria. Despite gains in September, during the last week of the reporting period, equities declined on macro concerns as the U.S. Congress came to a budget impasse.

The commodity-sensitive countries of Australia, New Zealand & Canada lagged in the benchmark, due to the negative performance of Materials. Emerging markets underperformed developed markets and had a negative return for the reporting period, as investors remained concerned about the prospects for global growth.

Q. How did we respond to these changing market conditions?

A. Our process focuses on building a portfolio with attractive income and lower volatility than the market overall. We believe that these characteristics will allow us to provide some protection in down markets while still participating in up markets. We strongly believe in the value of a diversified portfolio based on both fundamental and quantitative measures regardless of the environment, but particularly during times of extreme market volatility. Thus, changing market conditions did not warrant a change in our process.

[1]	Utilities consist of the following industries: Electric, Natural Gas and Other Utility.

2	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Performance review

For the period since inception on February 28, 2013 through September 30, 2013, Class IS shares of Legg Mason Batterymarch Managed Volatility Global Dividend Fund returned 6.50%. The Fund’s unmanaged benchmark, the MSCI All Country World Index, returned 9.41% for the same period. The Lipper Global Equity Income Funds Category Average1 returned 8.44% over the same time frame.

Performance Snapshot as of September 30, 2013 (unaudited)
	6 months	Since Fund Inception*
Legg Mason Batterymarch Managed Volatility Global Dividend Fund:
Class IS	1.33%	6.50%
MSCI All Country World Index	7.45%	9.41%
Lipper Global Equity Income Funds Category Average[1]	5.99%	8.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

Share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is February 28, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2013, the gross total annual operating expense ratio for Class IS shares was 8.74%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.85% for Class IS shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds for the six-month period and among the 119 funds for the seven-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	3

Fund overview (cont’d)

amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was particularly strong in the United Kingdom, especially in the Consumer Staples sector. Selection was also strong in continental Europe, led by Telecommunications. Bezeq Israeli Telecom Corp., a Telecommunication Services name which returned almost 75% for the period held and was overweight, was the leading contributor at the security level. Stock selection was mixed in the U.S., but contributed significantly in the Industrials and Consumer Staples sectors. Within the U.S., Broadridge Financial Solutions Inc. and Lockheed Martin Corp. were both overweight in the portfolio with returns in excess of 40%.

Country and sector allocation decisions contributed strongly to performance, especially the underweight to emerging markets which continued to underperform developed markets. An overweight to Japan was also a strong contributor, given its outperformance in the benchmark.

Q. What were the leading detractors from performance?

A. Among the major regions, stock selection was weak in the U.S., primarily in financials ex-banks. Stock selection was also weak in Japan. Toho Gas Co. LTD was the leading detractor for the period since it was overweight and had a negative return for the period held, followed by Softbank Corp. and Tokyo Electric Power Co. Inc. which were strong outperformers in the benchmark and were not held in the portfolio.

Our overweight to Asia ex-Japan detracted from performance given its relatively poor return in the benchmark. An underweight to continental Europe also detracted.

Thank you for your investment in Legg Mason Batterymarch Managed Volatility Global Dividend Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

October 14, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net

4	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

assets) as of this date were: Bezeq Israeli Telecommunication Corp. Ltd. (1.3%), Vodafone Group PLC (1.2%), Hiscox Ltd. (1.2%), Novartis AG, Registered Shares (1.2%), Lockheed Martin Corp. (1.2%), Roche Holding AG (1.1%), Broadridge Financial Solutions Inc. (1.1%), Raytheon Co. (1.1%), Becton, Dickinson & Co. (1.1%) and Allied World Assurance Co. Holdings AG (1.1%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2013 were: Consumer Staples (25.7%), Telecommunication Services (16.6%), Utilities (15.8%), Financials (11.9%) and Health Care (11.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	5

Fund at a glance † (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2013 and held for the six months ended September 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	1.33%	$1,000.00	$1,013.30	0.85%	$4.29	Class IS	5.00%	$1,000.00	$1,020.81	0.85%	$4.31

[1]	For the six months ended September 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Class IS†
Inception* through 9/30/13	6.50%

Cumulative total returns[1]
Class IS (Inception date of 2/28/13 through 9/30/13)	6.50%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of Class IS is February 28, 2013.

8	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason Batterymarch Managed Volatility Global Dividend Fund vs. MSCI All Country World Index† — February 2013 - September 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of Legg Mason Batterymarch Managed Volatility Global Dividend Fund on February 28, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2013. The hypothetical illustration also assumes a $1,000,000 investment, as applicable, in the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	9

Schedule of investments

September 30, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Common Stocks — 93.8%
Consumer Discretionary — 4.9%
Diversified Consumer Services — 0.6%
Benesse Holdings Inc.	400	$14,556	(a)
Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	219	21,070
Oriental Land Co., Ltd.	100	16,553	(a)
Total Hotels, Restaurants & Leisure		37,623
Specialty Retail — 2.0%
Nitori Holdings Co., Ltd.	250	22,931	(a)
TJX Cos. Inc.	184	10,376
USS Co., Ltd.	1,100	15,947	(a)
Total Specialty Retail		49,254
Textiles, Apparel & Luxury Goods — 0.8%
Yue Yuen Industrial Holdings Ltd.	6,500	18,028	(a)
Total Consumer Discretionary		119,461
Consumer Staples — 25.7%
Food & Staples Retailing — 8.9%
FamilyMart Co., Ltd.	540	23,399	(a)
Flowers Foods Inc.	1,134	24,313
Koninklijke Ahold NV	1,507	26,111	(a)
Kroger Co.	613	24,728
Lawson Inc.	300	23,547	(a)
Metro Inc., Class A Shares	405	25,333
Wal-Mart Stores Inc.	306	22,632
Walgreen Co.	475	25,555
William Morrison Supermarkets PLC	4,951	22,447	(a)
Total Food & Staples Retailing		218,065
Food Products — 8.0%
Campbell Soup Co.	523	21,291
General Mills Inc.	511	24,487
Hormel Foods Corp.	591	24,893
J.M. Smucker Co.	240	25,210
Kellogg Co.	397	23,316
Kraft Foods Group Inc.	400	20,976
McCormick & Co. Inc., Non Voting Shares	149	9,640
Nestle SA, Registered Shares	348	24,375	(a)
Yamazaki Baking Co., Ltd.	2,000	21,619	(a)
Total Food Products		195,807

See Notes to Financial Statements.

10	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Household Products — 4.8%
Church & Dwight Co. Inc.	373	$22,399
Clorox Co.	287	23,454
Colgate-Palmolive Co.	404	23,957
Kimberly-Clark Corp.	251	23,649
Procter & Gamble Co.	320	24,189
Total Household Products		117,648
Tobacco — 4.0%
Imperial Tobacco Group PLC	690	25,565	(a)
Japan Tobacco Inc.	700	25,276	(a)
Lorillard Inc.	580	25,972
Reynolds American Inc.	476	23,219
Total Tobacco		100,032
Total Consumer Staples		631,552
Energy — 1.4%
Oil, Gas & Consumable Fuels — 1.4%
Kinder Morgan Inc.	616	21,911
Natural Resource Partners LP	720	13,716
Total Energy		35,627
Financials — 11.9%
Commercial Banks — 0.3%
China Minsheng Banking Corp. Ltd., Class H Shares	6,602	7,878	(a)
Diversified Financial Services — 0.9%
First Pacific Co., Ltd.	19,829	21,850	(a)
Insurance — 5.7%
Allied World Assurance Co. Holdings AG	264	26,239
Aspen Insurance Holdings Ltd.	400	14,516
Hiscox Ltd.	2,818	29,616	(a)
Talanx AG	740	24,939	*(a)
Validus Holdings Ltd.	520	19,229
W.R. Berkley Corp.	600	25,716
Total Insurance		140,255
Real Estate Investment Trusts (REITs) — 3.2%
American Capital Agency Corp.	620	13,993
Annaly Capital Management Inc.	870	10,075
Hatteras Financial Corp.	693	12,966
Link REIT	4,192	20,548	(a)
MFA Financial Inc.	1,948	14,513
Two Harbors Investment Corp.	751	7,292
Total Real Estate Investment Trusts (REITs)		79,387

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	11

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Real Estate Management & Development — 1.8%
Daito Trust Construction Co., Ltd.	200	$20,029	(a)
Swiss Prime Site AG, Registered Shares	300	23,222	*(a)
Total Real Estate Management & Development		43,251
Total Financials		292,621
Health Care — 11.2%
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	671	22,271
Becton, Dickinson & Co.	268	26,805
Total Health Care Equipment & Supplies		49,076
Health Care Providers & Services — 1.4%
Miraca Holdings Inc.	500	22,348	(a)
Suzuken Co., Ltd.	400	13,189	(a)
Total Health Care Providers & Services		35,537
Pharmaceuticals — 7.8%
AbbVie Inc.	321	14,358
Eisai Co., Ltd.	400	16,292	(a)
Johnson & Johnson	240	20,806
Mitsubishi Tanabe Pharma Corp.	1,500	21,074	(a)
Novartis AG, Registered Shares	381	29,286	(a)
Otsuka Holdings KK	600	17,419	(a)
Roche Holding AG	101	27,246	(a)
Santen Pharmaceutical Co., Ltd.	500	24,292	(a)
Teva Pharmaceutical Industries Ltd., ADR	518	19,570
Total Pharmaceuticals		190,343
Total Health Care		274,956
Industrials — 5.8%
Aerospace & Defense — 2.3%
Lockheed Martin Corp.	228	29,081
Raytheon Co.	350	26,975
Total Aerospace & Defense		56,056
Industrial Conglomerates — 0.9%
Jardine Matheson Holdings Ltd.	400	21,963	(a)
Professional Services — 1.0%
Dun & Bradstreet Corp.	229	23,782
Road & Rail — 0.9%
West Japan Railway Co.	500	21,448	(a)
Transportation Infrastructure — 0.7%
Beijing Capital International Airport Co., Ltd.	28,000	18,466	(a)
Total Industrials		141,715

See Notes to Financial Statements.

12	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Information Technology — 1.1%
Software — 1.1%
Broadridge Financial Solutions Inc.	850	$26,988
Telecommunication Services — 16.0%
Diversified Telecommunication Services — 11.0%
AT&T Inc.	650	21,983
BCE Inc.	506	21,624
Bezeq Israeli Telecommunication Corp. Ltd.	17,548	32,272	(a)
CenturyLink Inc.	660	20,711
Chunghwa Telecom Co., Ltd., ADR	656	20,716
Frontier Communications Corp.	2,300	9,591
HKT Trust and HKT Ltd.	24,000	22,558	(a)
Nippon Telegraph & Telephone Corp.	500	25,952	(a)
PCCW Ltd.	51,485	22,756	(a)
Swisscom AG, Registered Shares	54	25,983	(a)
Telefonica Deutschland Holding AG	3,100	24,482	(a)(b)
Verizon Communications Inc.	472	22,024
Total Diversified Telecommunication Services		270,652
Wireless Telecommunication Services — 5.0%
China Mobile Ltd.	1,949	21,950	(a)
NTT DoCoMo Inc.	1,500	24,370	(a)
Rogers Communications Inc., Class B Shares	500	21,499
StarHub Ltd.	7,000	23,944	(a)
Vodafone Group PLC	8,500	29,973	(a)
Total Wireless Telecommunication Services		121,736
Total Telecommunication Services		392,388
Utilities — 15.8%
Electric Utilities — 7.1%
Cheung Kong Infrastructure Holdings Ltd.	3,557	24,695	(a)
CLP Holdings Ltd.	2,433	19,847	(a)
Duke Energy Corp.	257	17,163
Hokuriku Electric Power Co.	1,500	21,986	(a)
Huaneng Power International Inc., Class H Shares	18,000	17,977	(a)
Power Assets Holdings Ltd.	2,843	25,427	(a)
PPL Corp.	351	10,663
Southern Co.	437	17,996
Spark Infrastructure Group	11,942	18,495	(a)(b)
Total Electric Utilities		174,249

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	13

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Gas Utilities — 2.6%
Osaka Gas Co., Ltd.	5,000	$21,339	(a)
Toho Gas Co., Ltd.	4,000	20,973	(a)
Tokyo Gas Co., Ltd.	4,000	21,987	(a)
Total Gas Utilities		64,299
Independent Power Producers & Energy Traders — 0.6%
Tractebel Energia SA	900	14,875
Multi-Utilities — 4.5%
CMS Energy Corp.	865	22,767
Consolidated Edison Inc.	335	18,472
DTE Energy Co.	128	8,445
PG&E Corp.	457	18,700
Wisconsin Energy Corp.	576	23,259
Xcel Energy Inc.	719	19,852
Total Multi-Utilities		111,495
Water Utilities — 1.0%
American Water Works Co. Inc.	569	23,488
Total Utilities		388,406
Total Common Stocks (Cost — $2,046,257)		2,303,714
Preferred Stocks — 0.6%
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
Telefonica Brasil SA (Cost — $18,686)	700	15,530

	Shares/ Units
Master Limited Partnerships — 2.5%
Liquids Transportation & Storage — 1.0%
Buckeye Partners LP	386	25,295
Natural Gas Transportation & Storage — 1.5%
Boardwalk Pipeline Partners LP	860	26,118
TC Pipelines LP	200	9,740
Total Natural Gas Transportation & Storage		35,858
Total Master Limited Partnerships (Cost — $53,281)		61,153
Total Investments before Short-Term Investments (Cost — $2,118,224)		2,380,397

See Notes to Financial Statements.

14	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.6%
Repurchase Agreements — 1.6%
Interest in $169,084,000 joint tri-party repurchase agreement dated 9/30/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $39,000; (Fully collateralized by various U.S. government obligations, 0.000% to 4.250% due 2/6/14 to 3/31/18; Market value — $39,780) (Cost — $39,000)	0.050%	10/1/13	$39,000	$39,000
Total Investments — 98.5% (Cost — $2,157,224#)				2,419,397
Other Assets in Excess of Liabilities — 1.5%				35,813
Total Net Assets — 100.0%				$2,455,210

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $2,154,392.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Summary of Investments by Country (unaudited)†
United States	46.0%
Japan	18.9
Hong Kong	8.2
Switzerland	5.4
United Kingdom	4.4
Canada	2.8
China	2.7
Israel	2.1
Germany	2.0
Brazil	1.3
Netherlands	1.1
Singapore	1.0
Taiwan	0.9
Bermuda	0.8
Australia	0.8
Short-Term Investments	1.6
100.0%

†	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2013 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	15

Statement of assets and liabilities

September 30, 2013

Assets:
Investments, at value (Cost — $2,157,224)	$2,419,397
Foreign currency, at value (Cost — $1,033)	1,033
Cash	6,155
Receivable from investment manager	24,626
Dividends receivable	10,245
Prepaid expenses	28,360
Prepid offering costs	25,134
Total Assets	2,514,950

Liabilities:
Accrued expenses	59,740
Total Liabilities	59,740
Total Net Assets	$2,455,210

Net Assets:
Par value (Note 5)	$2
Paid-in capital in excess of par value	2,136,119
Undistributed net investment income	14,364
Accumulated net realized gain on investments and foreign currency transactions	42,500
Net unrealized appreciation on investments and foreign currencies	262,225
Total Net Assets	$2,455,210

Shares Outstanding:
Class IS	234,817

Net Asset Value:
Class IS	$10.46

See Notes to Financial Statements.

16	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Statement of operations

For the Period Ended September 30, 2013†

Investment Income:
Dividends	$69,104
Interest	11
Less: Foreign taxes withheld	(2,961)
Total Investment Income	66,154

Expenses:
Offering costs	53,938
Audit and tax	40,099
Organization expenses	28,500
Shareholder reports	13,545
Legal fees	9,502
Investment management fee (Note 2)	9,222
Fund accounting fees	9,065
Custody fees	7,289
Registration fees	6,406
Transfer agent fees	2,039
Trustees’ fees	88
Insurance	21
Miscellaneous expenses	5,052
Total Expenses	184,766
Less: Fee waivers and/or expense reimbursements (Note 2)	(172,705)
Net Expenses	12,061
Net Investment Income	54,093

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	39,659
Foreign currency transactions	(52)
Net Realized Gain	39,607
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	55,056
Foreign currencies	52
Change in Net Unrealized Appreciation (Depreciation)	55,108
Net Gain on Investments and Foreign Currency Transactions	94,715
Increase in Net Assets From Operations	$148,808

†	For the period February 28, 2013 (inception date) to September 30, 2013.

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	17

Statement of changes in net assets

For the Period Ended September 30, 2013	2013†

Operations:
Net investment income	$54,093
Net realized gain	39,607
Change in net unrealized appreciation (depreciation)	55,108
Increase in Net Assets From Operations	148,808

Distributions to Shareholders From (Note 1):
Net investment income	(42,500)
Decrease in Net Assets From Distributions to Shareholders	(42,500)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	2,306,402
Reinvestment of distributions	42,500
Increase in Net Assets From Fund Share Transactions	2,348,902
Increase in Net Assets	2,455,210

Net Assets:
Beginning of period	—
End of period*	$2,455,210
* Includes undistributed net investment income of:	$14,364

†	For the period February 28, 2013 (inception date) to September 30, 2013.

See Notes to Financial Statements.

18	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.23
Net realized and unrealized gain	0.41
Total income from operations	0.64

Less distribution from:
Net investment income	(0.18)
Total distributions	(0.18)

Net asset value, end of period	$10.46
Total return[3]	6.50%

Net assets, end of period (000s)	$2,455

Ratios to average net assets:
Gross expenses[4]	13.02%
Net expenses[4,5,6,7]	0.85
Net investment income[4]	3.81

Portfolio turnover rate	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2013 (inception date) to September 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch Managed Volatility Global Dividend Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

20	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	21

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$1,195,289	$1,108,425	—	$2,303,714
Preferred stocks	15,530	—	—	15,530
Master limited partnerships	61,153	—	—	61,153
Total long-term investments	$1,271,972	$1,108,425	—	$2,380,397
Short-term investments†	—	39,000	—	39,000
Total investments	$1,271,972	$1,147,425	—	$2,419,397

†	See Schedule of Investments for additional detailed categorizations.

For the period ended September 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2013, securities valued at $1,108,425 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

22	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas,

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	23

Notes to financial statements (cont’d)

minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations. Those costs are being amortized on a straight line basis over twelve months.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amend-

24	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

ed, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$5,664	—	$(5,664)
(b)	(2,893)	$2,893	—

(a)	Reclassifications are primarily due to non-deductible offering costs.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	25

Notes to financial statements (cont’d)

fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the period ended September 30, 2013, fees waived and/or expenses reimbursed amounted to $172,705.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2013, Legg Mason and its affiliates owned 99% of the Fund.

3. Investments

During the period ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$232,340
Sales	222,686

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$319,159
Gross unrealized depreciation	(54,154)
Net unrealized appreciation	$265,005

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended September 30, 2013, the Fund did not invest in any derivative instruments.

5. Shares of beneficial interest

At September 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Transactions in shares of the Fund were as follows:

Period Ended September 30, 2013†
Class IS
Shares sold	230,630
Shares issued on reinvestment	4,187
Net increase	234,817

†	For the period February 28, 2013 (inception date) to September 30, 2013.

6. In-kind transfer of securities

On February 28, 2013, the Fund received a contribution in-kind of investment securities in the amount of $2,275,584. The securities contributed in-kind had net unrealized gains of $207,117. This contribution was determined to be tax-free under Internal Revenue Code Section 351 and no gain or loss was recognized.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended September 30, 2013, was as follows:

2013
Distributions paid from:
Ordinary Income	$42,500

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$51,323
Undistributed long-term capital gains — net	6,395
Total undistributed earnings	$57,718
Other book/tax temporary differences(a)	(3,686)
Unrealized appreciation (depreciation)(b)	265,057
Total accumulated earnings (losses) — net	$319,089

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

28	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch Managed Volatility Global Dividend Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from February 28, 2013 (inception date) to September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch Managed Volatility Global Dividend Fund as of September 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from February 28, 2013 (inception date) to September 30, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 15, 2013

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2013 Annual Report	29

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch Managed Volatility Global Dividend Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

30	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

32	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

34	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	35

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2013:

Record date:	6/25/2013	9/27/2013
Payable date:	6/26/2013	9/30/2013
Ordinary income:
Qualified dividend income for individuals	50.47%	50.47%
Dividends qualifying for the dividends
Received deduction for corporations	18.87%	18.87%

Please retain this information for your records.

36	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Legg Mason Batterymarch

Managed Volatility Global

Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Managed Volatility Global Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015994 11/13 SR13-2060

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2012 and September 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,700 in 2012 and $134,800 in 2013

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $6,000 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $27,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013